      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2000

                                                      REGISTRATION NO. 333-35850
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                              CARBO CERAMICS INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       72-1100013
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

                   600 EAST LAS COLINAS BOULEVARD, SUITE 1520
                              IRVING, TEXAS 75039
                                 (972) 401-0090
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 PAUL G. VITEK
              VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
                   600 EAST LAS COLINAS BOULEVARD, SUITE 1520
                              IRVING, TEXAS 75039
                                 (972) 401-0090
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

           STEPHEN H. SHALEN, ESQ.                       VINCENT PAGANO, JR., ESQ.
      CLEARY, GOTTLIEB, STEEN & HAMILTON                 SIMPSON THACHER & BARTLETT
              ONE LIBERTY PLAZA                             425 LEXINGTON AVENUE
           NEW YORK, NEW YORK 10006                       NEW YORK, NEW YORK 10017
                (212) 225-2000                                 (212) 455-2000

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
---------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
---------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


ITEM 16. EXHIBITS.



        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
           1.1           -- Form of Underwriting Agreement.
           4.1           -- Specimen Certificate of Common Stock of the Company
                            (incorporated by reference from Exhibit 4.1 to the
                            Registration Statement on Form S-1 (File No. 333-1884)
                            filed by the Company).*
           5.1           -- Opinion of Cleary, Gottlieb, Steen & Hamilton, counsel to the Company, as to the legality of the shares of Common
                            Stock being registered.*
          23.1           -- Consent of Ernst & Young LLP.*
          23.2           -- Consent of Cleary, Gottlieb, Steen & Hamilton (included in opinion filed as Exhibit 5.1).*
          24.1           -- Powers of Attorney (included on signature pages).*


---------------


* Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to its Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on May 11, 2000.


                                        CARBO CERAMICS INC.

                                        By:       /s/ JESSE P. ORSINI
                                           -------------------------------------
                                            Name: Jesse P. Orsini
                                            Title: President and Chief Executive
                                            Officer

                                        By:        /s/ PAUL G. VITEK
                                           -------------------------------------
                                            Name: Paul G. Vitek
                                            Title: Vice-President, Finance

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

               /s/ WILLIAM C. MORRIS*                  Chairman of the Board              May 11, 2000
-----------------------------------------------------
                  William C. Morris

                /s/ JESSE P. ORSINI*                   President, Chief Executive         May 11, 2000
-----------------------------------------------------    Officer and Director
                   Jesse P. Orsini                       (Principal Executive Officer)

                  /s/ PAUL G. VITEK                    Vice President, Finance and        May 11, 2000
-----------------------------------------------------    Chief Financial Officer
                    Paul G. Vitek                        (Principal Financial and
                                                         Accounting Officer)

              /s/ CLAUDE E. COOKE, JR.*                Director                           May 11, 2000
-----------------------------------------------------
                Claude E. Cooke, Jr.

                 /s/ JOHN J. MURPHY*                   Director                           May 11, 2000
-----------------------------------------------------
                   John J. Murphy

                /s/ ROBERT S. RUBIN*                   Director                           May 11, 2000
-----------------------------------------------------
                   Robert S. Rubin

               *By: /s/ PAUL G. VITEK
  -------------------------------------------------
         Paul G. Vitek, as Attorney-in-fact

                                 EXHIBIT INDEX


        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
           1.1           -- Form of Underwriting Agreement.
           4.1           -- Specimen Certificate of Common Stock of the Company
                            (incorporated by reference from Exhibit 4.1 to the
                            Registration Statement on Form S-1 (File No. 333-1884)
                            filed by the Company).*
           5.1           -- Opinion of Cleary, Gottlieb, Steen & Hamilton, counsel to the Company, as to the legality of the shares of Common
                            Stock being registered.*
          23.1           -- Consent of Ernst & Young LLP.*
          23.2           -- Consent of Cleary, Gottlieb, Steen & Hamilton (included in opinion filed as Exhibit 5.1).*
          24.1           -- Powers of Attorney (included on signature pages).*


---------------


*  Previously filed